Registration Number 2-18269

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment	☐

Post-Effective Amendment No. 55	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 55

Mairs and Power Balanced Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

W1520 First National Bank Building
332 Minnesota Street
St. Paul, MN  55101-1363
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, including Area Code: (651) 222-8478

William B. Frels, President
W1520 First National Bank Building
332 Minnesota Street
St. Paul, MN  55101-1363
(Name and Address of Agent for Service)

with copies to:
James D. Alt, Esq.
Dorsey & Whitney LLP
Suite 1500, 50 South Sixth Street
Minneapolis, MN  55402-1498

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 30, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Mairs and Power
Balanced Fund, Inc.

Prospectus

April 30, 2009

The Securities and Exchange Commission has not determined if the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

Table of Contents

Risk/Return Summary	3

Investment Objectives	3

Principal Investment Strategies	3

Principal Risks of Investing in the Fund	3

Risk/Return Bar Chart and Table	5

Average Annual Total Returns	6

Fees and Expenses of the Fund	7

Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	8

Management and Organization of the Fund	12

Types of Accounts	13

Pricing of Fund Shares	14

Security Valuations	14

Purchasing Shares	15

How To Purchase Shares	16

Important Notes When Purchasing	19

Redeeming Shares, Exchanging Shares and Transferring Registration	20

How To Redeem Shares	21

How To Exchange Shares	25

How To Transfer Registration	25

Signature Guarantee	26

Income Dividends and Capital Gain Distributions	26

Frequent Purchases and Redemptions of Fund Shares	27

Federal Income Taxes	28

Other Shareholder Services	29

Financial Highlights Information	34

Privacy Policy	35

Officers and Directors	36

Risk/Return Summary

Investment Objectives

The objectives of the Mairs and Power Balanced Fund (the "Fund") are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks and other securities convertible into common stock. The objective of the Fund is also to provide a current income yield of at least 25% greater than that of the Standard & Poor's 500 Stock Index, although there can be no assurance that this objective will be met.

Principal Investment Strategies

We expect that the Fund's assets will be invested in various types of securities, the proportion of which will vary from time to time in accordance with the judgment of Mairs and Power, Inc., the Fund's investment adviser.

The Fund seeks to:

1.  Invest in a list of holdings that is diversified by both security type and by industry.

2.  Invest at least 25% of its assets in non- convertible fixed income securities.

3.  Emphasize investments in common stock and other securities convertible into common stock.

4.  Keep assets reasonably fully invested at all times.

5.  Hold cash equivalent investments (money market funds and other short-term investments) from time to time as a buying reserve to better enable the Fund to meet its objectives.

6.  Keep portfolio turnover relatively low as compared to other balanced mutual funds.

7.  Invest primarily in higher rated investment grade fixed income securities (Baa or better by Moody's Investors Service). Lower rated convertible and non-convertible debt securities may be purchased if, in the opinion of the investment adviser, the potential rewards outweigh the incremental risks.

Principal Risks of Investing in the Fund

All investments have risks. Although the Fund cannot eliminate all risks, it seeks to moderate risk by investing in a diversified portfolio. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objectives. The Fund cannot provide assurance that it will achieve its objectives.

Risks of investing in the Fund include:

1.  Adverse market conditions (the chance that stock prices in general will fall, sometimes suddenly and sharply).

2.  Volatility in the market prices of equity securities, which are generally subject to greater price fluctuations than prices of fixed income securities, such as bonds and preferred stocks.

Risk/Return Summary (continued)

3.  Fluctuations in equity prices over the short-term due to:

  a.  changing market conditions,

  b.  interest rate fluctuations, and

  c.  various economic and political factors.

4.  Credit risk, which is the risk that the issuer of a debt security will fail to make interest and principal payments when due.

5.  Call risk, which is the risk that a debt security will be redeemed prior to its maturity. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates.

6.  Interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases.

7.  Loss of money is a risk of investing in the Fund.

Risk/Return Bar Chart and Table

The bar chart and table shown below illustrate the risks of investing in the Mairs and Power Balanced Fund. The bar chart shows changes in the Fund's performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested.

Highest and Lowest Calendar Quarters (for the past 10 years)

Highest Quarter	2	nd Quarter, 2003:	+ 11.81%
Lowest Quarter	4	th Quarter, 2008:	- 12.69%

Risk/Return Bar Chart and Table (continued)

Average Annual Total Returns
(for periods ended December 31, 2008)

The table shows how the Fund's average annual returns before and after taxes for one, five and ten years compare to those of the S & P 500 and a Composite Index.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Mairs and Power Balanced Fund
(For the periods ended December 31, 2008)	1 Year	5 Years	10 Years
Return Before Taxes	-21.12%	+1.53%	+3.99%
Return After Taxes on Distributions (assumes shares held at the end of the period; no taxable gain or loss on investment)	-21.87%	+0.70%	+2.80%
Return After Taxes on Distributions and Sale of Fund Shares (assumes shares purchased at the beginning and sold at the end of the period)(1)	-13.24%	+1.10%	+2.92%
S & P 500(2)
(reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%
Composite Index(3)
(60% S&P 500 and 40% Barclays Capital Government/Credit) (reflects no deduction for fees, expenses or taxes)	-21.91%	+0.72%	+1.70%

(1)  The returns stated in the "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other Fund return figures listed because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(2)  The S & P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

(3)  The Composite Index reflects an unmanaged portfolio of 60% of the S & P 500 and 40% of the Barclays Capital Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee(1)	None
Exchange Fee(2)	None

Annual Fund Operating Expenses for the year ended December 31, 2008

(expenses that are deducted from Fund assets)

Investment Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses (Transfer Agent, Custodian, Accounting, Legal, Audit, etc.)	0.20%
Total Annual Fund Operating Expenses	0.80%

(1)  The Fund's transfer agent charges a $20 fee for a non-systematic IRA distribution and a $15 fee for each wire redemption.

(2)  The Fund's transfer agent charges a $5 fee for each telephone exchange.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

1.  You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

2.  Your investment has a 5% return each year.

3.  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$256	$446	$993

Although this example is based on actual expenses in the most recent year, it should not be considered a representation of past or future expenses because actual expenses in future years may be greater or less than those shown. Federal securities regulations require the example to assume an annual rate of return of 5%, but the actual return for the Fund may be more or less than 5%. This example is for comparison only.

Investment Objectives, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings

This section takes a closer look at the investment objectives and principal investment strategies of the Fund and certain risks of investing in the Fund. This section also addresses information about the Fund's disclosure of portfolio holdings.

Investment Objectives

The objectives of the Fund are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks and other securities convertible into common stock. The objective of the Fund is also to provide a current income yield of at least 25% greater than that of the Standard & Poor's 500 Stock Index, although there can be no assurance that this objective will be met.

These objectives may not be changed without shareholder approval.

Implementation of Investment Objectives

Our strategy is to purchase quality growth-oriented stocks at reasonable valuation levels. The intention is to hold these stocks for relatively long periods of time to allow the power of compounding to build wealth for our shareholders. However, sales are made from time to time in response to such factors as changing fundamentals and excessive valuation.

The Fund may invest up to 10% of its total assets in securities of foreign issuers, which are either listed on a United States securities exchange or represented by American Depositary Receipts (ADRs). The Fund also may invest in convertible and non-convertible debt securities that may be rated less than investment-grade.

Assets in the Fund are expected to be reasonably fully invested at all times. Cash equivalent investments (money market funds and other short- term investments) may be held from time to time to provide liquidity to meet redemptions, act as a reserve for future purchases and to better enable the Fund to achieve its objectives.

The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the adviser. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Portfolio turnover is expected to be relatively low when compared to other balanced mutual funds. The Fund's portfolio turnover rates for the periods ending December 31, 2008, 2007 and 2006 were 17.31%, 9.07% and 6.86%, respectively. An increase in portfolio changes may occur during periods of changing economic, market and political conditions. As a result there could be a higher turnover rate, which could result in the realization of higher capital gains and losses. Although the Fund will invest primarily in higher rated investment-grade debt securities (Baa or better by Moody's Investors Service), lower rated convertible and non-convertible debt securities may be

Investment Objectives, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings (continued)

purchased if, in the opinion of the investment adviser, the potential rewards outweigh the incremental risks.

A detailed description of the Fund's investment limitations is contained in the Statement of Additional Information (SAI). Such limitations are fundamental policies, which means that they cannot be changed without the approval of a majority of the Fund's shareholders, as defined in the SAI.

Risks

All investments have risks. Although the Fund cannot eliminate all risks, it seeks to moderate risk by investing in a diversified portfolio. Long-term investors, for whom the Fund is designed, should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objectives. The Fund can make no assurance it will achieve its objectives. Loss of money is a risk of investing in the Fund.

Market Conditions

The Fund is subject to the general risk of adverse market conditions for equity and fixed income securities. The market prices of equity securities are generally subject to greater risk than prices of fixed income securities, such as bonds and preferred stocks. Although equity securities have historically demonstrated long-term increases in value, their prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

Fund Management

The Fund's performance depends on the active management by the investment adviser, Mairs and Power, Inc., in selecting and maintaining a portfolio of securities that will achieve the Fund's investment objectives. The Fund could underperform compared to other funds having similar investment objectives.

Credit Risk

The Fund invests in debt securities and is subject to credit risk, which is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. Investors in the Fund bear the risk that payment defaults could cause the value of the Fund's investment portfolio to decline.

Debt Securities Rated Less than Investment-Grade

To the extent that the Fund invests in convertible and non-convertible debt securities which are rated less than investment-grade, it will undertake a higher degree of credit risk than is associated with higher rated debt securities. Companies that issue these lower rated securities are often highly leveraged and may not have available to them more traditional methods of financing. In addition, the market values of lower rated securities may be more sensitive to developments which affect the

Investment Objectives, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings (continued)

individual issuer and to general economic conditions than the market values of higher rated securities.

Interest Rate Risk

The Fund invests in fixed-rate debt securities and is subject to interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. When interest rates rise, the value of a fixed-rate debt security generally decreases. When interest rates decline, the value of a fixed-rate debt security generally increases. The final maturity of debt securities will also affect interest rate risk and the price volatility of the portfolio. Generally, a debt security with a longer maturity will have greater price volatility as a result of interest rate changes than a debt security with a shorter maturity. Consequently, investors in the Fund bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline.

Call Risk

The Fund invests in corporate bonds, which are subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

Mortgage Related and Other Asset-Backed Securities

Mortgage-backed securities are securities representing interests in pools of mortgage loans secured by residential or commercial real estate. Payments of interest and principal on the mortgage-backed securities are generally made monthly by passing through the monthly payments made by the individual borrowers on the mortgage loans in the pool (net of any interest rate spread and fees paid to the issuer or guarantor of the securities). The Fund bears a risk of early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing or foreclosure). Additionally, if the Fund has purchased the security at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the United States Government (in the case of securities guaranteed by GNMA) or guaranteed

Investment Objectives, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings (continued)

by agencies or instrumentalities of the United States Government (in the case of securities guaranteed by FNMA or FHLMC). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage originators.

Securities of Foreign Issuers and ADRs

To the extent that the Fund invests in securities of foreign issuers which are listed on a United States securities exchange or represented by ADRs, it will undertake certain risks which are not associated with investments in domestic securities. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities may also be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile than security markets in the United States. In addition, there may be less publicly available information about a foreign company than about a United States domiciled company.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI dated April 30, 2009 and on the Fund's website by clicking on the "Balanced Fund" information page. A complete list of the Fund's holdings is available approximately 15 days after each quarter-end at www.mairsandpower.com. This list remains available on the website until it is replaced with the following quarter-end list. The portfolio holdings list is also filed with the SEC on Form N-CSR for the second and fourth quarters, and on Form N-Q for the first and third quarters. Forms N-CSR and N-Q may be viewed on the SEC's website at www.sec.gov. Forms N-CSR and N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may contact the Public Reference Room for information by calling direct at 202-551-8090 or by calling 800-SEC-0330.

Management and Organization of the Fund

Investment Adviser

The Fund employs Mairs and Power, Inc. (the Adviser) to manage the Fund's investment portfolio. The investment management fee paid to the Adviser by the Fund monthly is computed at an annual rate of 0.60% of the Fund's daily net assets.

The Adviser has managed mutual funds since 1958 and has provided investment counsel services since 1931. The Adviser is located at W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363.

A discussion regarding the basis for the Board of Directors' (the Board) approval of the Investment Advisory Contract for the Fund is available in the Fund's semi-annual report to shareholders for the semi-annual period ended June 30, 2008.

Portfolio Managers

William B. Frels, Chairman and CEO of the Adviser is primarily responsible for the day-to-day management of the Fund's portfolio. He is also the lead manager of the Mairs and Power Growth Fund and has been an officer and director of the Adviser since 1992.

Ronald L. Kaliebe, a Vice President and Director of the Adviser, is co-manager of the Mairs and Power Balanced Fund. Mr. Kaliebe has been an officer of the Adviser since January 2001.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the Fund's SAI.

Custody Services

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 acts as custodian for the Fund. U.S. Bank controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payments for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services. U.S. Bank is not affiliated with the Fund or the Adviser.

Transfer Agent

U.S. Bancorp Fund Services, LLC, a wholly owned subsidiary of U.S. Bancorp, located at 615 East Michigan Street, P. O. Box 701, Milwaukee, Wisconsin 53201-0701, serves as the Fund's transfer agent and dividend disbursing agent.

Administration Services

The Adviser provides certain administrative services for the Fund. These services include general administrative services, assistance with regulatory compliance, and coordination of accounting and tax reporting. As compensation for these services, the Fund pays the Adviser monthly fees computed at an annual rate of 0.005%, based on the Fund's daily net assets.

Types of Accounts

The Fund offers the following types of accounts.

Types of Accounts:	Form to Use:
1. Accounts for one or more people (single or joint accounts).
2. Accounts for minor children (UGMA/UTMA – Uniform Gifts/ Transfers to Minors Act). Age of majority and other requirements are set by state law.
3. Trust Accounts. These accounts require all pages of the trust document, or a Certificate of Trust, which name the individuals authorized to act.
4. Retirement Accounts where U.S. Bank, N.A. is not the custodian or trustee.
5. Accounts opened for an organization such as a corporation, partnership or other entity. These accounts require Articles of Incorporation, a corporate resolution or other document to name the individuals authorized to act.
USA PATRIOT Act requirements also apply, see page 20.	Purchase Application Form

1. Traditional IRA 2. Roth IRA 3. SEP-IRA (Simplified Employee Pension Plan Account) 4. SIMPLE IRA (Savings Incentive Match Plan for Employees Account)	IRA Application Form

1. CESA (Coverdell Education Savings Account)	CESA Application Form

U.S. Bank, N.A. is the custodian and trustee for the above IRA and CESA accounts. There is a $15.00 annual maintenance fee per IRA and/or CESA account payable to the custodian (up to a maximum of two accounts). This fee will be automatically charged to your account(s) if not received by the announced due date, usually the last week of September. For further information on IRA and CESA accounts, please ask for the Individual Retirement Account Disclosure Statement & Custodial Account Agreement. You may also call Shareholder Services at 800-304-7404 to ask questions about investing for retirement.

Pricing of Fund Shares

The Fund's share price, also called its net asset value or NAV, is calculated once daily, after the close of trading on the New York Stock Exchange (the "Exchange"), generally 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

Net Asset Value =  Total Assets – Liabilities

  Number of Shares Outstanding

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board. Investments in equity securities listed on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sales price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of December 31, 2008, no securities in the Fund were valued using this method.

Purchasing Shares

The Fund is available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands.

The Fund does not offer its shares for sale outside of the United States, nor is the Fund available to foreign investors.

Fund Direct Purchases

You may purchase shares of the Fund directly through the Fund's transfer agent, U.S. Bancorp Fund Services, LLC. The price you pay per share will be the NAV computed after the close of trading on the Exchange, generally 3:00 p.m. Central Time. (See "Pricing of Fund Shares" on page 14.) Your purchase will have no sales charge or marketing fees included in the price of the Fund shares. Purchase orders received on a day the Exchange is open for trading and prior to the close of trading on that day will be valued as of the close of trading on that day. Purchase orders received after the close of trading on a day the Exchange is open for trading will be valued as of the close of trading on the next day the Exchange is open.

Fund Purchases Through a Sub-Agent

You may purchase shares of the Fund through a registered broker/dealer, a financial institution or investment adviser ("sub-agent"). The Fund has authorized certain sub-agents to receive purchase and sale orders on its behalf. When shares are purchased this way they will be treated as though the Fund had received the order for purposes of pricing. A fee may be charged by the sub-agent for this service.

Stock certificates will not ordinarily be issued to you unless you make a request for a certificate in writing. The Fund will invest the entire dollar amount of your purchase order in full and fractional shares. Income dividends and capital gain distributions will be reinvested for you in additional full and fractional shares unless you request that income dividends and/or capital gain distributions are to be paid in cash.

Purchasing Shares (continued)

How To Purchase Shares

All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted.

	NEW ACCOUNTS	ESTABLISHED ACCOUNTS
MINIMUM PURCHASE	$2,500 for regular accounts; $1,000 for IRA accounts.	$100 for regular accounts; $100 for IRA accounts.

BY MAIL Regular Mail: Mairs and Power Balanced Fund, Inc. c/o U.S. Bancorp Fund Services, LLC P. O. Box 701 Milwaukee, WI 53201-0701	Attach your check to a completed and originally signed Purchase Application (or IRA Application, and if applicable, IRA Transfer Form).	Attach your check to the "Invest by Mail" form detached from your confirmation statement.

Call Shareholder Services at 800-304-7404 or visit the Fund's website at www.mairsandpower.com to obtain the appropriate purchase application form.

Express, Certified or Registered Mail: Mairs and Power Balanced Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 3rd Floor, 615 East Michigan Street Milwaukee, WI 53202	Your check should be made payable to: Mairs and Power Balanced Fund Payments must be made in U.S. dollars, and checks must be drawn on a U.S. bank, savings and loan, or credit union.

Purchasing Shares (continued)

How To Purchase Shares (continued)

NEW ACCOUNTS	ESTABLISHED ACCOUNTS
BY TELEPHONE Shareholder Services 800-304-7404 Shareholder Service Hours: Monday through Friday 8:00 am – 7:00 pm CT	Initial purchases for new accounts may not be made by telephone.
See "How to Exchange Shares" on page 25. A $5 fee will apply for exchanges made by telephone.
Choose the telephone option on the Purchase Application (or IRA Application) to use for subsequent purchases.	See "How to Exchange Shares" on page 25. A $5 fee will apply for exchanges made by telephone.
To make purchases from your bank account, mail in a voided check and a letter of instruction. This option is effective 15 business days after your request is received. (Note: To use this option, your bank must be a member of the Automated Clearing House (ACH).)

Important Information Regarding Telephone Purchases
By using the telephone to purchase or exchange shares, you agree to hold the Fund, U.S. Bancorp Fund Services, their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with this option. However, if the Fund does not take reasonable procedures to ensure instructions are genuine, the Fund may be liable for losses due to fraudulent instructions. If your account has more than one owner, the Fund may rely on the instructions of any one account owner. If you are unable to reach the Fund by telephone you should send your instructions for purchase or exchange by regular or express mail. Purchase or exchange orders will not be canceled or modified once received in good order. Unless telephone purchase is declined on the application, as a shareholder you are eligible to use the telephone purchase option if you submitted a voided check with which to establish bank instructions on your account. If you do not want your account set up for this option, you must make an election to "opt out". You can do this by calling Shareholder Services at 800-304-7404, or by marking the appropriate box on your Purchase Application form.

Purchasing Shares (continued)

How To Purchase Shares (continued)

	NEW ACCOUNTS	ESTABLISHED ACCOUNTS
BY WIRE
Wire to:
U.S. Bank, N.A.
ABA 07500 0022
Credit to:
U.S. Bancorp Fund Services, LLC
Account 112-952-137
Further credit to:
Mairs and Power Balanced Fund, Inc.
[Shareholder Account Number]
[Shareholder Name/Registration]	A completed and originally signed Purchase Application (or IRA Application) must be received by the transfer agent before wiring your initial purchase.

Upon receipt, an account will be established for you.

	Call 800-304-7404 to obtain your account number and to notify the transfer agent of your wire purchase.	To add to your account, call 800-304-7404 to notify the transfer agent of your wire purchase.

Wire transfers must be received prior to 3:00 p.m. CT to be eligible for same day pricing. Neither the Fund nor U.S. Bank, N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

AUTOMATICALLY	Establish this service by filling out the Automatic Investment Plan (AIP) on the Purchase Application (or IRA Application) form.	Establish this service by calling 800-304-7404 to request an AIP Form or download the Form from the Mairs and Power Funds' website. For more information on AIP, see page 31.

If you purchase Fund shares through an authorized sub-agent, you may be charged a service fee.

Please see "Important Notes When Purchasing" on the next page.

Purchasing Shares (continued)

Important Notes When Purchasing

The Fund will not accept these payments:	1. Cashiers checks in amounts of less than $10,000
 2. Cash payments
3. Cash equivalent instruments
 4. Money orders
 5. Third party checks
 6. U.S. Treasury checks
 7. Credit card checks
8. Traveler's checks	9. Starter checks 10. Bank checks 11. Convenience checks 12. Checks drawn against a line of credit 13. Post dated checks 14. Post dated on-line bill pay checks 15. Any conditional order or payment

The Fund will not accept these applications:	1. Applications that request a particular day or price for your transaction or any other special conditions.
 2. Applications that omit your social security number or tax identification number and/or the signature of all account owners.
 3. Applications received without payment.
 4. Applications that would be considered disadvantageous to shareholders.
 5. Applications from individuals who previously tried to purchase shares with a bad check.
 6. Applications that omit any information required to verify a shareholder's identity under the USA PATRIOT Act
(see page 20 for details).

The Fund has the right to cancel or rescind any purchase within one business day if:	1. A shareholder is believed to have engaged in market timing, excessive trading or fraud. (See "Frequent Purchases and Redemptions of Fund Shares" on page 27.)
 2. Notice has been received of a dispute between the registered or beneficial account owners.
 3. There is reason to believe that the transaction is fraudulent.
4. Instructions are received and are believed not to be genuine.

Purchasing Shares (continued)

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such other services, or receipt at the transfer agent's post office box, of purchase applications does not constitute receipt by the transfer agent or the Fund.

If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled and a fee of $25 will be charged against your account by the transfer agent. If any loss is sustained by the Fund, this loss will also be charged against your account.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Purchase Application form, you will be required to supply the Fund with information that will assist the Fund in verifying your identity. This includes your full name, date of birth, permanent street address (that is not a P. O. Box address), and your Social Security Number (or Taxpayer Identification Number). We may also ask for other identifying documents or information. Until such verification is made, the account will not be opened. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice on page 35.

Redeeming Shares, Exchanging Shares
and Transferring Registration

You may redeem for cash all or a portion of your shares in the Fund by instructing U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, at its office in Milwaukee, Wisconsin.

Fund Direct Redemptions

Your shares will be redeemed at the NAV computed by the Fund after the receipt of an acceptable redemption request. The price you receive for your redemption of shares will be the NAV computed after the close of trading on the Exchange on that day, generally 3:00 p.m. Central Time. If your request for redemption of shares is received after the close of trading on that day, your redemption request will be valued as of the close of trading on the next day the Exchange is open.

Fund Redemptions Through a Sub-Agent

You may also redeem shares through an authorized sub-agent. When shares are redeemed this way they will be treated as though the Fund had received the order for purposes of pricing. A fee may be charged by the sub-agent for providing this service.

Redeeming Shares, Exchanging Shares
and Transferring Registration (continued)

Once your redemption order is received and accepted by the Fund, you may not revoke or cancel the order. The Fund cannot accept redemptions that request a particular day or price for your transaction or any other special conditions. The redemption value may be worth more or less than the price originally paid for the shares and you may realize a gain or loss on redemption.

In the event of a redemption of shares or an exchange of shares for shares of the Mairs and Power Growth Fund, the transaction will be treated as a sale of the Fund's shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return.

The Fund reserves the right to close any Non-IRA account in which the balance falls below the minimum initial investment.

The right of redemption may be suspended or the date of payment may be postponed as follows:

1.  During weekend or holiday closings, or when trading is restricted as determined by the Securities and Exchange Commission (SEC).

2.  During any period when an emergency exists as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to fairly determine the value of its net assets.

3.  For such a period as the SEC may permit.

How To Redeem Shares

Your redemption request must be in "good order" before your shares are redeemed and proceeds released.

Good order means that your written request must include the following:

1.  The Fund name and your account number.

2.  The amount of your transaction (in dollars or shares).

3.  Signatures of all owners of the account exactly as they are registered on the account.

4.  Signature guarantee, if required (see Signature Guarantee on page 26).

5.  Issued certificates, if any, that you are holding for your account.

6.  Any supporting legal documents for estates, trusts, guardianships, custodianships, corporate/institutional accounts, pension and profit-sharing plans that may be required.

If any portion of the shares you are redeeming represent an investment made by check, we may delay the payment of the redemption proceeds until our transfer agent is reasonably satisfied that your check has been collected. This may take up to 12 days from the purchase date.

Call Shareholder Services at 800-304-7404 if you have additional questions regarding redeeming shares.

Redeeming Shares, Exchanging Shares
and Transferring Registration (continued)

TO REDEEM	ACCOUNT TYPE
BY MAIL
Regular Mail:
Mairs and Power Balanced Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701
Express, Certified or Registered Mail:
Mairs and Power Balanced Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor, 615 East Michigan Street
Milwaukee, WI 53202	IRA Accounts
IRA Shareholders must complete an IRA Distribution form or a signed letter of instruction. The IRA Distribution form may be obtained by calling Shareholder Services at 800-304-7404 or visiting the Fund's website at www.mairsandpower.com. Each non-systematic IRA redemption, must indicate whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
Please note that the Fund's transfer agent charges a $20 fee for non-systematic distributions.
All Other Types of Accounts
Send an instruction letter and include:
- Signature of all account holders;
- Fund Name;
- Account Number;
- Dollar or Share amount to be redeemed.
Important Note: The Fund reserves the right to close any non-IRA account in which the balance falls below the minimum initial investment.

Redeeming Shares, Exchanging Shares
and Transferring Registration (continued)

TO REDEEM	ACCOUNT TYPE
BY TELEPHONE Shareholder Services 800-304-7404 Shareholder Service Hours: Monday through Friday 8:00 am – 7:00 pm CT Shareholder Services is closed on days that the exchanges are closed.	IRA Accounts
You may not redeem shares from an IRA account via the telephone.
All Other Types of Accounts
You can exchange shares from the Mairs and Power Growth Fund to this Fund to open an IRA or regular account or to add to an existing account with an identical registration.
Call Shareholder Services to sell or exchange shares.

Important Information Regarding Telephone Redemptions or Exchanges
By using the telephone to redeem or exchange shares, you agree to hold the Fund, U.S. Bancorp Fund Services, their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with this option. However, if the Fund does not take reasonable procedures to ensure instructions are genuine, the Fund may be liable for losses due to fraudulent instructions. If your account has more than one owner, the Fund may rely on the instructions of any one account owner. If you are unable to reach the Fund by telephone you should send your instructions for redemption or exchange by regular or express mail. Please note that the Fund's transfer agent will charge a $5 fee for each telephone exchange. Redemption or exchange orders will not be canceled or modified once received in good order. As a shareholder, you are automatically eligible to use the telephone option. If you do not want your account set up for this option, you must make an election to "opt out". You can do this by calling Shareholder Services at 800-304-7404.

Redeeming Shares, Exchanging Shares
and Transferring Registration (continued)

TO REDEEM	ACCOUNT TYPE
AUTOMATICALLY	Regular Accounts
You can redeem shares automatically through the Fund's Systematic Withdrawal Plan (SWP). Call Shareholder Services at 800-304-7404 or visit the Fund's website at www.mairsandpower.com to obtain the Systematic Withdrawal Plan form.
IRA Accounts
To redeem shares automatically through an IRA, visit the Fund's website to obtain the IRA Distribution form.
Please note that the Fund's transfer agent charges a $20 fee for non-systematic distributions.

Redemption Payment Methods

By Check. We will mail your payment to you for the shares you are redeeming typically within one or two business days. The payment will be mailed no later than the seventh business day after the redemption request is received by the transfer agent or within such shorter period as may legally be required. If you request your payment to be made payable or be mailed to an address other than the address of record, signature guarantees are required (see Signature Guarantee on page 26). No interest will accrue on amounts represented by uncashed redemption checks. If the post office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the current NAV.

By Wire. Shareholders requesting wire payments will incur a $15 wire fee. We will wire redemption proceeds only to the bank account designated on the Purchase Application (or IRA Application). If your bank account information is not previously on file, attach a voided check or deposit slip to your written request with signature guarantee (see Signature Guarantee on page 26). Payment of the proceeds will normally be wired on the next business day after receipt of your request.

By ACH. Redemption proceeds may also be sent to your bank via electronic transfer through the Automated Clearing House ("ACH") network provided that your bank is a member. You can elect this option by completing the appropriate section of the Purchase Application (or IRA Application). If your bank account information is not previously on file, attach a voided check or deposit slip to your written request with signature guarantee (see Signature Guarantee on page 26). There is no charge for this service. However, there is a $100 minimum per ACH transfer. ACH transfers for IRA accounts are only available for Systematic Withdrawal Plans.

Redeeming Shares, Exchanging Shares
and Transferring Registration (continued)

How To Exchange Shares

You may exchange shares of identically registered accounts between the Mairs and Power Growth and Balanced Funds provided that you meet each Funds' minimum initial investment requirement. Before exchanging your shares, you should first carefully read the appropriate sections of the Prospectus for the new Fund and you should consider the tax consequences if yours is a taxable account. When you exchange shares, you are redeeming your shares in one Fund and buying shares of another Fund.

After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days' advance notice to shareholders.

For federal income tax purposes such an exchange is a taxable event in which you may realize a capital gain or loss. Before making an exchange request, you should consult a tax or other financial adviser to determine the tax consequences. This concern does not apply to IRA or other tax exempt accounts.

You may exchange Fund shares by calling Shareholder Services at 800-304-7404 prior to the close of trading on the Exchange, generally 3:00 p.m. Central time on any day the Exchange is open for regular trading. If you are exchanging shares by telephone, you will be subject to certain identification procedures that are listed under "Important Information Regarding Telephone Redemptions or Exchanges". The Fund's transfer agent will charge a $5 fee for each telephone exchange. To exchange shares via mail, you may submit a signed letter of instruction or download an Exchange Request form from the Mairs and Power Funds' website at www.mairsandpower.com. There is no charge to exchange shares if your request is in writing and signed by all registered account holders.

How To Transfer Registration

If you request a change in your account registration, such as changing the name(s) on your account or transferring your shares to another person or legal entity, you must submit your request in writing. A signature guarantee is required (see Signature Guarantee on page 26). Please call Shareholder Services at 800-304-7404 for full instructions.

Redeeming Shares, Exchanging Shares
and Transferring Registration (continued)

Signature Guarantee

A signature guarantee helps protect against fraud and verifies the authenticity of your signature. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.

A signature guarantee is required when:

1.  Redeeming Shares IF:

  a.  Payment requested is payable to or sent (either by check, by wire or by ACH) to any person, address or bank account not on record.

  b.  Your address of record has been changed in the last 15 days.

  c.  The shares being redeemed are represented by certificates issued.

2.  Transferring ownership of account or account name changes.

3.  Establishing or modifying certain services on an account.

For joint accounts requiring signature guarantee, each account owner's signature must be separately guaranteed. The Fund and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Income Dividends and Capital Gain Distributions

Dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Purchase Application form. The advantage of reinvesting distributions is that you receive dividends and capital gains on an increasing number of shares (known as compounding). A capital gain or loss is the difference between the purchase and sale price of a security.

If you are investing in an account that is not tax deferred, it may be advantageous to buy shares after the Fund makes its capital gain distribution. If you buy shares before the capital gain distribution, it can cost you money in taxes. To avoid this situation, check with the Fund for its capital gain distribution date.

Income Dividends and Capital Gain Distributions (continued)

The Fund distributes all of its net investment income to its shareholders in the form of quarterly dividends. The dividend payments are normally made in March, June, September and December. If a capital gain is realized, the Fund will distribute the gain near year-end in the year realized.

Dividends and capital gains that are not reinvested by you are paid to you by check or transmitted to your bank account via the ACH network.

The Fund may be required to withhold federal income tax at a rate of 28% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the fund with his/her correct social security or tax identification number. The shareholder must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the Purchase Application form.

If the post office cannot deliver your check, or if your check remains uncashed for six months, your distribution option will be changed to reinvestment. Your distribution check will be reinvested into your account at the Fund's current NAV. All subsequent distributions will be reinvested in shares of the Fund. No interest will accrue on the amount represented by uncashed distribution checks.

Frequent Purchases and Redemptions of Fund Shares

The policy of the Fund is to discourage short-term trading. The Fund is intended for long-term investment purposes only and not for market timing or excessive trading. Market timing may be disadvantageous to the long-term performance of the Fund by disrupting portfolio management and increasing Fund expenses.

The Fund may reject any purchase orders by any investor that may be attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Purchase orders that are believed to be placed by market timers may be revoked or cancelled by the Fund on the next business day after receipt of the order. In such instances, notice will be given to the shareholder within five business days of the trade to freeze the account and temporarily suspend services.

Short-term trading activity is monitored by the Fund's transfer agent and the Adviser on a daily basis. In addition, our transfer agent maintains a directory of known market timers. Accounts which have underlying shareholders, such as an omnibus account or a qualified retirement plan, will be continuously reviewed to detect abnormal activity. This monitoring will not completely eliminate the possibility that short-term trading may occur.

Frequent Purchases and Redemptions of Fund Shares (continued)

The Fund will not make any exceptions to its short-term trading policy, nor will the Fund grant to any third party permission to engage in short-term trading within the Fund.

The Fund's Short-Term Trading policy has been approved by the Fund's Board of Directors.

Federal Income Taxes

The following discussion of U.S. taxation is not intended to be a full discussion of income tax laws and their effect.

The Fund's distribution of dividends and capital gains, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal and state income taxes. Distributions to individual retirement accounts and qualified retirement plans are generally tax-free.

An exchange of the Fund's shares for shares of the Mairs and Power Growth Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and state income taxes.

Certain dividend income, referred to as "qualified dividend income," is taxed at a maximum rate of 15%. Long-term capital gains are also taxed at a maximum rate of 15%. Individuals in the 10% and 15% federal rate brackets are taxed at a 5% rate. Qualified dividend income, generally income dividends from domestic corporations, and long-term capital gains are permitted this favored federal tax treatment through tax year 2010. In order to qualify for the favorable rate, you must have held your shares for at least 61 days during the 121-day beginning 60 days before the ex-dividend date of any dividend. Short-term capital gains, if any, are taxed at your ordinary income tax rate. The tax treatment of your capital gain distributions depends on how long the Fund held the securities in its portfolio, not how long you have held your shares of the Fund or whether you reinvested your distributions.

In January, you will be sent tax Form 1099-DIV indicating the treatment of dividends, capital gains and if applicable, Form 1099-B indicating redemption payments made to you during the previous year. These forms will identify ordinary income, qualified dividends and long-term capital gains. If you own shares in an IRA or other type of tax deferred retirement account, you generally will not have to pay taxes on dividends until a redemption is made from your account. Tax rules for these types of accounts are complex and any questions you may have should be addressed with your tax professional. This information is also reported to the IRS. Distributions may also be subject to state and local taxes. A portion of the Fund's ordinary dividends should be eligible for the dividends received deduction by corporations.

Federal Income Taxes (continued)

The Fund's dividends and distributions are paid on a per share basis. When the dividend and capital gain payments are made, the value of each share will be reduced by the amount of the payment. If you purchase shares shortly before the payment of a dividend or a capital gain distribution, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain.

The above statements are a general summary of current federal income tax law regarding the Fund. You should consult with your own tax adviser regarding federal, state and local tax consequences of an investment in the Fund.

Other Shareholder Services

The following reports will be sent to you as a shareholder:

Account Confirmation Statements	t Sent to you each time you buy, sell, or exchange Fund shares. The statement will confirm the trade date and amount of your transaction.
t Semi-annual and annual confirmation statements will also be sent to you detailing the income dividend and capital gain distributions made by the Fund. In addition, the market value of your account at the close of the period will also appear on this statement.

Fund Financial Reports	t Semi-Annual and Annual Reports will be mailed to you at the end of February and August. Included in these reports is the performance of the Fund, a report from the Fund adviser, as well as a listing of the Fund's portfolio and the Fund's Financial Statements.

Tax Statements	t Generally mailed to you in January.
t Will report to you
- the previous year's total dividend and capital gain distributions (1099-DIV),
- proceeds from the sale of shares (1099-B), if any, and
- distributions from IRAs or other retirement accounts (1099-R).

Other Shareholder Services (continued)

Average Cost Statements	t Mailed to you by February 15th if:
- you redeemed shares from a non IRA account in the previous year,
- you received a 1099-B, and
- you opened your account after January 1, 1999.
t The statement will show all redemptions reportable for the current tax year and the average cost per share. The purpose of this statement is to provide you with information for the preparation of your tax return. This information is not reported to the IRS and you do not have to use the average cost statement. You may calculate the cost basis using other methods acceptable to the IRS.
t There are certain situations, such as a change of registration, transfer of shares, or an account established prior to 1999, that may prevent you from receiving a cost basis statement. If you have any questions about your tax cost basis, please call Shareholder Services at 800-304-7404.

The following services are available to you as a shareholder:

Dividend and Capital Gain Reinvestment Plan	t Dividend and capital gain distributions may be reinvested as additional shares of the Fund.

Automated Telephone Services	t Fund and shareholder account information is available 24 hours per day, seven days a week at 800-304-7404.
t You may obtain share prices and price changes for the Fund, your account balance and last two transactions, dividend distribution information and duplicate account statement.
t To use this service, you must first establish a Personal Identification Number (PIN) of your own choosing via the automated telephone service before accessing your account information.

Other Shareholder Services (continued)

Fund Website:   t  The following information is available on the web site:

www. mairsandpower. com	- An overview of Mairs and Power, Inc.
- Investment style of Mairs and Power Funds
- Fund manager and director profiles
- Daily Fund prices
- Fund information
- Portfolio holdings
- Fund facts
- Distribution and tax information
- Proxy voting record
- Fund prospectus and reports
- Fund forms and applications
- Quarterly market commentary
- News and Media
- Online account access
- Contact information

Automatic Investment Plan (AIP)	t This option is generally activated 15 days after your request is processed.
t You may make regular monthly, every other month, quarterly, semi-annually or annually investments of $100 or more through automatic deductions from your bank account.
t In order to participate in the plan, your bank must be a member of the Automated Clearing House ("ACH") network.
t If your automated withdrawal cannot be completed or is rejected, a $25 fee (subject to change without notice) will be charged to your account. Your AIP will be terminated after two such consecutive occurrences.
t This option is available for taxable as well as non-taxable (IRA) accounts. To be eligible for using the AIP for an IRA account, you must have earned income. Purchases made in this manner will be applied as current year purchases. To avoid excess contributions into an IRA, please call Shareholder Services at 800-304-7404 at least five days in advance to stop the AIP.
t You may change or terminate this privilege at any time by notifying the transfer agent in writing at least five days prior to effective date, or by calling Shareholder Services at 800-304-7404.
t To request an AIP form, please contact Shareholder Services at 800-304-7404, or download the form from www.mairsandpower.com.

Other Shareholder Services (continued)

Householding	t In an effort to decrease costs, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at 800-304-7404 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Subsequent Purchase by Telephone	t This option is generally activated 15 days after your request is processed.
t In order to participate in the plan, your bank must be a member of the Automated Clearing House ("ACH") network.
t For an existing account, you may request this service by sending a voided check with your written request.
t For a new account, you may choose this service by completing Automatic Investment Plan (AIP) on the Purchase Application Form and submitting a voided check.
t If your purchase order is placed prior to 3:00 p.m. Central Time, your shares will be purchased at that day's NAV.
t The minimum amount for subsequent purchases is $100.00.
t Once a telephone transaction has been placed, it cannot be canceled or modified.

Other Shareholder Services (continued)

Redemption or Exchange by Telephone Note: A $5 fee will apply for each telephone exchange.	t IRA shareholders may NOT redeem by telephone.
t IRA shareholders may exchange shares from the Mairs and Power Growth Fund to this Fund to open an IRA or to add to an existing account with an identical registration.
t Call Shareholder Services at 800-304-7404 to redeem or exchange shares.
t Existing shareholders may choose to decline this service by calling 800-304-7404 and request to have this option removed from your account.
t New account shareholders may choose to "opt-out" of this service by completing the Telephone Option Section on the Application Form.
t Once a telephone transaction has been placed, it cannot be canceled or modified.

Systematic Withdrawal Plan (SWP)	t This option enables you to set up regular automatic monthly, every other month, quarterly, semi-annually or annually redemptions of $50 or more from your account. A $10,000 minimum balance is required.
t The SWP is generally activated 15 days after your application is processed.
t You may change or terminate this privilege at any time by notifying the transfer agent in writing at least five days in advance of the next withdrawal, or by calling Shareholder Services at 800-304-7404.
t Your request to initiate a SWP after an account has already been opened must be in writing and may require a signature guarantee. It CANNOT be activated by telephone or fax.
t To request a SWP form, please contact Shareholder Services, or download the form from www.mairsandpower.com. For existing IRA accounts, you will need an IRA Distribution form.

Online Account Access	t In order to access your account via the website, you will need your account number and social security number in order to establish a user name and password. Passwords, encryption and other precautions are reasonably designed to protect the integrity, confidentiality and security of shareholder information. The Fund and their transfer agent will not be responsible for any loss, liability or expense for any fraudulent or unauthorized instructions entered via the internet.

Financial Highlights Information

The following table shows certain important financial information which may help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total investment returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements and the report of the independent registered public accounting firm may be found in the Fund's most recent annual report, which you may obtain without charge by writing to or calling the Fund or by visiting the Fund's website. See contact information listed on the back of this Prospectus.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios - for each share of
capital stock outstanding throughout each year)

	Year Ended December 31
	2008	2007	2006	2005	2004
Per Share
Net Asset Value, Beginning of Year	$63.19	$63.06	$58.42	$57.66	$53.20
Income From Investment Operations:
Net Investment Income	1.98	1.89	1.81	1.59	1.53
Net Gains or Losses on Securities (both realized and unrealized)	(15.12)	0.82	5.20	0.95	4.80
Total From Investment Operations	(13.14)	2.71	7.01	2.54	6.33
Less Distributions:
Dividends (from net investment income)	(1.98)	(1.89)	(1.81)	(1.59)	(1.52)
Distributions (from capital gains)	(0.27)	(0.69)	(0.56)	(0.19)	(0.35)
Total Distributions	(2.25)	(2.58)	(2.37)	(1.78)	(1.87)
Net Asset Value, End of Year	$47.80	$63.19	$63.06	$58.42	$57.66
Total Return	(21.12%)	4.28%	12.10%	4.47%	12.04%
Ratios/Supplemental Data:
Net Assets, End of Year (000s omitted)	$107,989	$145,644	$141,224	$117,947	$90,669
Ratio of Expenses to Average Net Assets	0.80%	0.77%	0.79%	0.84%	0.92%
Ratio of Net Investment Income to Average Net Assets	3.45%	2.92%	2.97%	2.84%	2.86%
Portfolio Turnover Rate	17.31%	9.07%	6.86%	13.49%	8.91%

Privacy Policy

Mairs and Power Funds, in having created a relationship with its shareholders, has established a policy which sets forth the commitment of the Funds to maintain a shareholder's private information in a confidential manner, securing personal and financial data.

In the normal process of doing business with its shareholders, Mairs and Power Funds collects nonpublic personal information about its shareholders. This information is collected from the application or other forms, correspondence, or conversations, including but not limited to, account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our shareholders, past or present, to nonaffiliated third parties, such as consultants or accountants, except as authorized by shareholders or required by law. Third parties that perform administrative services on the Funds' behalf, such as our transfer agent and custodian, will receive nonpublic personal information about our shareholders. These entities will use this information only to provide required services for shareholders, and are not permitted to share or use this information for any other purpose. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard our nonpublic personal information. We will not under any circumstances disclose any information, public or nonpublic, about our present or former shareholders to any third parties for the purpose of marketing.

In the event that shareholders hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of such financial intermediary governs how nonpublic personal information would be shared with nonaffiliated third parties.

OFFICERS AND DIRECTORS

William B. Frels	President and Director

Peter G. Robb	Vice President

Jon A. Theobald	Secretary and Chief Compliance Officer

Lisa J. Hartzell	Treasurer

Norbert J. Conzemius	Director, Chairman of the Board

Bert J. McKasy	Director

Charles M. Osborne	Director, Chairman of the Audit Committee

Edward C. Stringer	Director

Investment Adviser
Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101-1363

Custodian U.S. Bank, N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Independent Registered Public Accounting Firm Ernst & Young LLP Suite 1400, 220 South Sixth Street Minneapolis, MN 55402

Transfer Agent

Regular Mail Address Mairs and Power Balanced Fund, Inc. c/o U.S. Bancorp Fund Services, LLC P. O. Box 701 Milwaukee, WI 53201-0701	Express (or Overnight), Certified or Registered Mail Address Mairs and Power Balanced Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202

Shareholder Services
800-304-7404

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Mairs and Power Balanced Fund, Inc.

Established 1961

For More Information

More information about the Fund is available from the following sources:

Statement of Additional Information (SAI)

The SAI provides more details about the Fund and its investment policies and restrictions. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's reports to shareholders. In the Fund's reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's reports and the SAI are available free of charge on the Fund's website at www.mairsandpower.com.

You can also get free copies of the reports and the SAI by contacting the Fund at:

Mairs and Power Balanced Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404

Reports will be sent first class mail within three business days of receipt of request.

You may also request other information about the Fund or make shareholder inquiries by calling 800-304-7404.

Additional information:

t  Documents filed by the Fund with the SEC are available on the SEC's Internet EDGAR Database site at http://www.sec.gov, where they are listed under "Mairs & Power Balanced Fund".

t  Information about the Fund, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can also obtain copies by mailing your request and a duplicating fee to the SEC's Public Reference Section, Office of Investor Education and Advocacy, 100 F Street NE, Washington, DC 20549-0213, or by paying a duplicating fee and sending a request by email to: publicinfo@sec.gov. Information about the operation of the Public Reference Room is available by calling the SEC at 202 551-8090.

The Fund's Investment Company Act file number is 811-1048.

Mairs and Power
Balanced Fund

MAIRS AND POWER BALANCED FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2009

Mairs and Power Balanced Fund, Inc. (the “Fund”) is a no-load mutual fund.  The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks and other securities convertible into common stock. The objective of the Fund is also to provide a current income yield of at least 25% greater than that of the Standard & Poor’s 500 Stock Index, although there can be no assurance that this objective will be met.

This Statement of Additional Information (SAI) is not a prospectus, but contains information in addition to what is contained in the Fund’s Prospectus.  The SAI should be read in conjunction with the Prospectus, dated April 30, 2009, which has been filed with the Securities and Exchange Commission. The Fund’s Prospectus and most recent annual financial statements may be obtained, without charge, by writing the Fund or calling Shareholder Services at 800-304-7404 or by visiting our website at www.mairsandpower.com.  Certain portions of the Prospectus have been incorporated by reference into this SAI, as noted herein.  The address of the Fund is Mairs and Power Balanced Fund, c/o U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI  53201-0701.

Table of Contents

Classification of the Fund	2
Investment Objectives and Policies	2
Investment Limitations	2
Characteristics and Risks of Permitted Securities	3
Portfolio Turnover	14
Disclosure of Portfolio Holdings	15
Management of the Fund	16
Certain Transactions	19
Compensation	19
Code of Ethics	20
Proxy Voting Policies and Procedures	20
Control Persons and Principal Holders of Securities	20
Investment Adviser	20
Fund Administration Servicing Agreement	21
Transfer Agent, Custodian and Fund Accountant	21
Independent Registered Public Accounting Firm	22
Legal Counsel to the Funds	22
Portfolio Managers	22
Brokerage Allocation and Other Practices	23
Capital Stock	23
Purchasing, Redeeming, and Pricing Fund Shares	23
Taxation	24
Principal Underwriter	24
Calculation of Performance Data	24
Financial Statements	24

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Classification of the Fund

The Fund is an open-ended, diversified management company that was incorporated in Minnesota in 1961.  The Fund has authorized capital stock of 10,000,000 shares, $0.10 par value per share.  Each share entitles the shareholder to one vote at all meetings of Fund shareholders.  Shareholders will participate equally in dividends and capital gains distributions declared by the Fund for each share owned.  Fund shares are transferable without restrictions and are redeemable at net asset value.  The Fund is not required to hold annual meetings of shareholders.

Investment Objectives and Policies

As discussed in “Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings” in the Fund’s Prospectus, the objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio, including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

The percentage of the Fund’s assets that may be held in each category will vary in accordance with the judgment of the Fund’s investment adviser, Mairs and Power, Inc.  While equities and securities convertible into equities are expected to remain the dominant holdings in the Fund, it is expected that at least 25% of the Fund’s assets will be invested in non-convertible fixed income securities.  It is also the objective of the Fund to provide a current income yield of at least 25% greater than that of the Standard & Poor’s 500 Stock Index, although there can be no assurance that this objective will be met.

Investment Limitations

The Fund is subject to the following restrictions which may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares.  The vote of a majority of the outstanding shares means the vote, at an annual or a special meeting of the shareholders representing (a) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

The Fund may not:

1)                                     Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than United States Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund;

2)                                     Purchase securities of other investment companies if as a result more than 5% of the Fund’s total assets would then be (a) invested in the securities of that investment company, or (b) more than 10% of the Fund’s assets would then be invested in securities of all investment companies;

3)                                     Concentrate more than 20% of its investments in a particular industry as defined by Standard & Poor’s;

4)                                     Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable;

5)                                     Write, purchase or sell puts, calls, or combinations thereof;

6)                                     Make loans (although it may acquire portions of an issuer’s publicly distributed securities);

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7)                                     Purchase securities on margin or sell short;

8)                                     Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gain distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes;

9)                                     Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund;

10)                               Participate on a joint or a joint and several basis in any trading account in securities;

11)                               Invest in companies for the purpose of exercising control of management;

12)                               Act as an underwriter of securities of other issuers;

13)                               Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer;

14)                               Purchase or sell commodities or commodity contracts in the ordinary course of its business; or

15)                               Purchase or sell “restricted securities” in such a way as to become an “underwriter” within the meaning of that term as used in the Securities Act of 1933.

Limitations listed above apply at the time a security is purchased.  The Fund will not be required to sell a security, if the security valuation exceeds the above listed limitations as a result of market fluctuation.  Please refer to the Fund’s semi-annual and annual reports for information on industry classifications of the Fund’s holdings.

Characteristics and Risks of Permitted Securities

In seeking to meet its investment objective, the Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund’s investment program.  The following further describes the principal types of portfolio securities and their risks.

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions.

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The Fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. The Fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of United States Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as the Fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

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The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Debt Securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities, being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof

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for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Non-Investment-Grade Securities. The convertible and non-convertible securities in which the Fund may invest include non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” which are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB– by Standard & Poor’s) or are determined to be of comparable quality by the Fund’s adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of the Fund’s adviser in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of the Fund to sell a high-yield security or the price at which the Fund could sell a high-yield security, and could adversely affect the daily net asset value of Fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

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Except as otherwise provided in the Fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Debt Securities — U.S. Government Securities. The term “U. S. Government Securities” refers to a variety of debt securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

United States Treasury securities are backed by the full faith and credit of the United States government. Other types of securities issued or guaranteed by Federal agencies and United States government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States government. The United States government, however, does not guarantee the market price of any United States government securities. In the case of securities not backed by the full faith and credit of the United States government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States government itself in the event the agency or instrumentality does not meet its commitment.

Some of the United States government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority.  An instrumentality of the United States government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association.

Debt Securities — Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities — Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.

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Foreign Securities; American Depositary Receipts.  The Fund may invest up to 10% of its total assets in securities of foreign issuers, which are either listed on a United States securities exchange or represented by American Depositary Receipts (“ADRs”).  Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers.  These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements).  Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations.  The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a United States domiciled company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies.  There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States.  Confiscatory taxation or diplomatic developments could also affect investment in those countries.

United States dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.  In general, there is a large, liquid market in the United States for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities, while issuers of sponsored facilities normally pay more of the costs.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds (ETFs). Typically, the Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

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Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:

•                  the market price of the ETF’s shares may trade at a discount to their net asset value;

•                  an active trading market for an ETF’s shares may not develop or be maintained; or

•                  trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) generally halts stock trading.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which the Fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. (See “Debt Securities — U.S. Government Securities” above.)

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal United States guarantor of these securities, is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to

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the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors including the level of interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. The Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The Fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of United States government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as the Fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Mortgage-Backed Securities — Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

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Mortgage-Backed Securities — Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Mortgage-Backed Securities — Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate

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of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Other Investment Companies.  The Fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the Investment Company Act of 1940 (the “1940 Act”), the Fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If the Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the investments of the Fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to holders of the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the United States government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the

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repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment adviser will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and, therefore, the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the requirements of the 1940 Act.  The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Temporary Investments. The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the United States government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

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Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued or Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or a delayed-delivery basis, that is, for payment and delivery on a date later than normal settlement, but generally within 30 days.

The purchase price and yield on these securities are generally set at the time of purchase. On the date that a security is purchased on a when-issued basis, the Fund earmarks liquid assets with a value at least as great as the purchase price of the security as long as the obligation to purchase continues. The value of the delayed delivery security is reflected in the Fund’s net asset value as of the purchase date, however, no income accrues to the Fund from these securities prior to their delivery to the Fund. The Fund makes such purchases for long-term investment reasons, but may actually sell the securities prior to settlement date if the Fund deems it advisable in seeking to achieve the objectives of the Fund. The purchase of these types of securities may increase the Fund’s overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Unsettled securities purchased on a when-issued or delayed-delivery basis (i.e., in excess of an established market practice) will not exceed 5% of the Fund’s total assets at any one time.

Portfolio Turnover

The annual portfolio turnover rate for the Fund was 17.31% for the year ended December 31, 2008 and 9.07% for the year ended December 31, 2007.  The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when in the opinion of the investment adviser, Mairs and Power, Inc., investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund’s portfolio during the year.

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Disclosure of Portfolio Holdings

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report on Form N-CSR to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. You may also visit the SEC’s Public Reference Room in Washington D.C. to view and copy these reports. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A complete copy of the Fund’s portfolio holdings will be available on or about 15 days following each quarter-end on the Fund’s website. This list remains available on the website until it is replaced with the following quarter-end list. To view the Fund portfolio holdings, visit www.mairsandpower.com. You may also obtain a copy of the Fund’s latest quarterly report without charge by calling Shareholder Services at 800-304-7404.

From time to time the Fund’s service providers, independent rating and ranking organizations, institutional investors and others may request information about the Fund’s portfolio holdings. The Fund’s policy is to disclose portfolio holdings to third parties only where the Fund believes that it has a legitimate business purpose for disclosing the information and the recipient is subject to a duty of confidentiality, including a duty not to trade on the basis of any non-public information. No compensation is received by the Fund in connection with the disclosure of portfolio holdings information.

The Fund may provide, at any time, portfolio holdings information to service providers, such as the Fund’s investment adviser, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, and proxy voting services, as well as to state and federal regulators and government agencies, and as otherwise required by law or judicial process. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract.

The Fund may also provide information regarding portfolio holdings to shareholders, firms and institutions before public disclosure is required or authorized as discussed above, provided that the recipient does not distribute the portfolio holdings information or results of any analysis of such information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund’s shares before the information becomes public. In addition, Mairs and Power, Inc. manages portfolios for investment clients, whose portfolios may be similar to those of the Fund. These clients receive investment advice and generally have access to current portfolio holding information in their accounts. These investment clients do not have a duty to Mairs and Power or the Fund to keep their portfolio holdings confidential. The Fund’s Board of Directors may, on a case-by-case basis, impose additional restrictions on the dissemination of the Fund’s portfolio information beyond those described herein.

The Chief Compliance Officer will exercise oversight of disclosures of the Fund’s portfolio holdings and ensure that all portfolio holdings disclosures are in the best interests of the Fund’s shareholders. Every violation of the portfolio holdings disclosure policy must be reported to the Fund’s Chief Compliance Officer. The portfolio holdings disclosure policy may not be waived, and exceptions may not be made, without the consent of the Fund’s Board of Directors.

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Management of the Fund

The officers and directors of the Fund and their principal occupations for the last five years are set forth below. The Board of Directors is generally responsible for the overall operation of the Fund. The Directors elect the officers of the Fund to actively supervise the day-to-day operations of the Fund.

Name (Age) and Address (1)	Position(s) Held with the Fund and Length of Time Served (2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (69)	President since June 2004 and Director since 1992	• Chairman and CEO of the Investment Adviser (2007 to present). • President of the Investment Adviser (2002 to 2007). • Treasurer of the Investment Adviser (1996 to 2007).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (60)	Vice President since 1994	• Vice President and Secretary of the Investment Adviser (1994-present).	N/A	N/A

Jon A. Theobald (63)	Secretary since 2003; Chief Compliance Officer since 2004.

•     President and Chief Operating Officer of the Investment Adviser (2007 to present).

•    Chief Compliance Officer of the Investment Adviser (2004-present).

•     Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to 2007).

			N/A	N/A

Lisa J. Hartzell (64)	Treasurer since 1996	• Vice President of the Investment Adviser (2004 to present). • Manager of Mutual Fund Services of the Investment Adviser (1996-present).	N/A	N/A

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Name (Age) and Address (1)	Position(s) Held with the Fund and Length of Time Served (2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Norbert J. Conzemius (67)	Board Chair since February 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (55)	Audit Committee Chair since February 2006; Director since 2001	• Chief Financial Officer, Fair Isaac Corporation (2004 to present). • Chief Financial Officer (2000 to 2004), Vice President (2003 to 2004), University of Minnesota Foundation.	2	N/A

Edward C. Stringer (74)	Director since 2002	• Retired attorney (2002 to 2005), Briggs and Morgan, P.A. • Retired Associate Justice, State of Minnesota Supreme Court (1994-2002)	2	N/A

Bert J. McKasy (67)	Director since September 2006	• Attorney, Lindquist & Vennum, P.L.L.P.	2	N/A

(1)         Unless otherwise indicated, the mailing address for each officer and director is W1520 First National Bank Building, 332 Minnesota Street, St. Paul, MN 55101-1363.

(2)         Each Director serves until his resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

All of the persons listed in the table above and on the previous page serve in the same capacities with Mairs and Power Growth Fund, Inc., an open-end investment company which also retains Mairs and Power, Inc. as its investment adviser. Directors, officers and portfolio managers of the Mairs and Power Funds are subject to mandatory retirement at age 75.

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The Board of Directors has four standing committees listed below:

Standing Committees	Functions	Members	Number of Meetings Held During Last Fiscal Year
Audit Committee	To make recommendations to the Board of Directors regarding the selection of an independent registered public accounting firm, and to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The Audit Committee meets with the independent registered public accounting firm at least annually to review the results of the examination of the Fund’s financial statements and any other matters relating to the Fund.	Charles M. Osborne (Chairman) Norbert J. Conzemius Bert J. McKasy Edward C. Stringer	3
Fair Market Valuation Committee	To oversee pricing of the Fund and to research and resolve any pricing problems. The Fair Market Valuation Committee meets on an “as needed” basis.	William B. Frels (Chairman) Lisa J. Hartzell Ronald L. Kaliebe Jon A. Theobald Andrea C. Stimmel	4
Nominating Committee	To consider and recommend nominees for directors to the Board to fill vacancies when required. Nominations of directors who are not “interested persons” of the Investment Company must be made and approved by the Nominating Committee. The Nominating Committee meets on an “as needed” basis. The Nominating Committee will consider nominees recommended by shareholders. Shareholders may send recommendations to the Secretary of the Fund.	Norbert J. Conzemius (Chairman) Bert J. McKasy Charles M. Osborne Edward C. Stringer	0
Disclosure Committee	To oversee and act as a final checkpoint with respect to all shareholder communications. The Disclosure Committee meets on an “as needed” basis.	William B. Frels (Chairman) Lisa J. Hartzell Jon A. Theobald Andrea C. Stimmel	2

Each director attended all of the Board of Directors meetings and, if a member, of the Audit Committee meetings held during the fiscal year ended December 31, 2008.

The following table provides information about the dollar range of common stock owned beneficially as of December 31, 2008 by each director.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by Director in Family of Investment Companies
Norbert J. Conzemius	over $100,000	over $100,000
William B. Frels	over $100,000	over $100,000
Bert J. McKasy	$10,001-$50,000	$10,001-$50,000
Charles M. Osborne	over $100,000	over $100,000
Edward C. Stringer	over $100,000	over $100,000

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Certain Transactions

Since January 1, 2007, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any direct or indirect interest, the value of which exceeded $120,000, in: (i) the Fund’s investment adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser.

Since January 1, 2007, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any material interest or relationship, direct or indirect, in any transaction, or series of similar transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party: (i) the Fund, (ii) an officer of the Fund, (iii) the Mairs and Power Growth Fund, (iv) an officer of the Mairs and Power Growth Fund, (v) the Fund’s investment adviser, (vi) an officer of the Fund’s investment adviser, (vii) a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, or (viii) an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

Since January 1, 2007, no officer of the Fund’s investment adviser or any officer of any person directly or indirectly controlling, controlled by, or under common control with the investment adviser, served on the board of directors of any company where a director of the Fund who is not an interested person of the Fund, or immediate family member of the director, was an officer.

Compensation

The following table provides information about compensation paid to the Fund’s directors for the fiscal year ended December 31, 2008. The Fund does not pay remuneration to its officers or to directors who are officers, directors or employees of the investment adviser.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Norbert J. Conzemius (Chairman of the Board) Disinterested Director	$2,500	None	None	$50,000

Bert J. McKasy Disinterested Director	$2,200	None	None	$44,000

Charles M. Osborne (Chairman of the Audit Committee) Disinterested Director	$2,500	None	None	$50,000

Edward C. Stringer Disinterested Director	$2,200	None	None	$44,000

William B. Frels (President) Interested Director	None	None	None	None

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Code of Ethics

The Fund and its investment adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes of ethics permit (access persons) personnel subject to the codes to invest in securities including securities that may be purchased or held by the Fund. The codes contain restrictions on personal investing practices. One of the restrictions of the code provides that access persons must obtain approval before executing personal trades. The code of ethics have been designed to ensure that the interests of the Fund’s shareholders come before the interests of the Fund’s managers. The Code of Ethics is on file with the SEC.

Proxy Voting Policies and Procedures

The Fund has delegated the authority to vote shares held in its investment portfolio to the investment adviser. Accordingly, the investment adviser is responsible for voting proxies for all voting securities held by the Fund. The investment adviser’s policy is to vote in accordance with guidelines established by its Investment Committee. A copy of the investment adviser’s proxy voting guidelines is attached as Appendix A.

The proxy voting guidelines were established by the investment adviser’s Investment Committee and are subject to change. The Committee is responsible for resolving voting decisions that cannot be readily determined by reference to the proxy voting guidelines. Actual proxy voting records of the Fund are filed with the SEC no later than August 31 of each year, covering the Fund’s proxy voting record for the most recent twelve-month period ended June 30. Proxy voting records are available as soon as reasonably practicable after filing the report with the Commission, without charge by visiting the Fund’s website at www.mairsandpower.com and on the SEC’s website at www.sec.gov.

Control Persons and Principal Holders of Securities

As of April 1, 2009, the shareholders holding more than 5% of the Fund’s outstanding shares were:

Ameritrade (141,094 shares or 6.2%, P.O. Box 2226, Omaha, NE 68103-2226

Wilmington Trust Co. Trustee, St. Paul Electrical Workers 401(K) (133,913 shares or 5.9%). P.O. Box 8880, Wilmington, DE19899-8880

As of April 1, 2009, the Fund’s officers and directors as a group beneficially owned 1.4% of the Fund’s outstanding shares.  The Fund knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of the Fund.

Investment Adviser

Mairs and Power, Inc. a Minnesota corporation, is the investment adviser of the Fund. Mairs and Power, Inc.’s shareholders, along with their percentage ownership positions in Mairs and Power, Inc., are listed below.

Shareholder	Percentage of Outstanding Shares Held as of April 1, 2009
William B. Frels	28.2%
George A. Mairs, III	18.3%
Peter G. Robb	21.2%
Other	32.3%

Mr. Frels is an officer and a director of the Fund and Mr. Robb is an officer of the Fund. Ownership positions in the “Other” category are owned by other officers and employees of the investment adviser.

Mairs and Power, Inc. has served as an investment advisory firm since 1931 and has furnished continuous investment supervision to the Fund since 1961. Mairs and Power, Inc. currently provides similar services to one other mutual fund, Mairs and Power Growth Fund, Inc., the net assets of which were $1,681,717,085 as of December 31, 2008.

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Mairs and Power, Inc. serves as investment adviser to the Fund under the terms of an Amended and Restated Agreement for Investment Counsel Service effective July 1, 2005 (the “Investment Advisory Agreement”). The Investment Advisory Agreement must be approved annually by the Board of Directors of the Fund, including a majority of those directors who are not parties to such contract or “interested persons” of any such party as defined in the 1940 Act. The independent directors of the Fund reviewed the level of fees charged by the investment adviser, the level and quality of service provided by the investment adviser, and the expenses incurred by the Fund. After careful review and consideration, the Investment Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the directors who were not parties to such agreement or interested persons of any such party, by casting their votes in person at a meeting called for such purpose. The Agreement may be terminated at any time, without penalty, on 60 days’ written notice by the Fund’s Board of Directors, by the holders of a majority of the Fund’s outstanding voting shares or by the investment adviser. The Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder). Mairs and Power, Inc. conducts investment research and supervises investment accounts for individuals, trusts, pension and profit sharing funds, charitable and educational institutions. Mairs and Power, Inc. is not a broker and does not sell securities.

As compensation for its services to the Fund, the investment adviser receives monthly compensation from the Fund. The investment management fee paid to the adviser by the Fund is computed at an annual rate of 0.60% of daily net assets. The ratio of total expenses to average net assets was 0.80%.

Management fees paid by the Fund to Mairs and Power, Inc. amounted to $769,650 in 2008, $883,603 in 2007 and $783,389 in 2006. Under the terms of the Investment Advisory Agreement, the investment adviser agrees to render research, statistical and advisory services to the Fund, pay for office rental, executive salaries and executive expenses and pay all expenses related to the distribution and sale of Fund shares. All other expenses, such as brokerage commissions, fees charged by the Securities and Exchange Commission, custodian and transfer agent fees, legal and auditing fees, directors fees, premiums on fidelity bonds, supplies, and all other miscellaneous expenses are borne by the Fund.

Mairs and Power, Inc., at its own expense, currently pays costs which may include record keeping, transaction processing for shareholders’ accounts and other services to authorized third-party retirement plan administrators and authorized registered broker/dealers, financial institutions or investment advisers.  These payments are made at the discretion of Mairs and Power, Inc.  Determination whether payments should be paid includes the quality of relationship and the terms of any servicing agreement.  The Fund may pay a portion of this fee which approximates the amount the Fund would pay its transfer agent if the shares involved were registered directly in the respective beneficial owners’ names on the books of the Fund.

Fund Administration Servicing Agreement

Mairs and Power, Inc. provides certain administrative services for the Fund pursuant to a Fund Administration Servicing Agreement. These services include general administrative services, assistance with regulatory compliance, and coordination of accounting and tax reporting. As compensation for these services to the Fund, the investment adviser receives monthly compensation from the Fund. The Fund Administration fee is computed at an annual rate of 0.005% based upon the Fund’s daily net assets. In 2008, the Fund paid Mairs and Power, Inc. $9,841 for administrative services.

Transfer Agent, Custodian and Fund Accountant

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 acts as the Fund’s transfer agent and dividend disbursing agent. For these services, the Fund paid to U.S. Bancorp Fund Services $34,431 in 2008, $35,576 in 2007 and $34,962 in 2006. U.S. Bancorp Fund Services also serves as fund accountant for the Fund. For these services, the Fund paid to U.S. Bancorp Fund Services $60,635 in 2008, $63,168 in 2007 and $60,155 in 2006.

21

Custodial services for the Fund are performed by U.S. Bank, N.A., Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, pursuant to the terms of a Custodial Agreement reviewed annually by the Board of Directors. As custodian, U.S. Bank, N.A. controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Fund. For these services, the Fund paid U.S. Bank, N.A. $14,560 in 2008, $16,653 in 2007 and $15,275 in 2006.

Independent Registered Public Accounting Firm

Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402 is the independent registered public accounting firm to the Fund, and is subject to annual appointment by the Board of Directors. Ernst & Young LLP conducts an annual audit of the Fund’s financial statements and performs tax and accounting advisory services.

Legal Counsel to Funds

Dorsey & Whitney LLP, Suite 1500, 50 South Sixth Street, Minneapolis, MN 55402-1498, currently serves as legal counsel to the Fund.

Portfolio Managers

Other Accounts Managed

William B. Frels, the lead portfolio manager of the Fund, is also primarily responsible for the day-to-day management of other accounts managed by Mairs and Power, Inc.

The number of other accounts managed by Mr. Frels and the total assets managed in these other accounts are as follows:

•                                          Mr. Frels is lead portfolio manager of the Mairs and Power Growth Fund, Inc.
As of December 31, 2008, the total assets under management in this fund were $1,681,717,085.

•                                          Mr. Frels is the portfolio manager for 184 individual investment advisory accounts. As of December 31, 2008, the total assets under management in these accounts were $527,152,775.

In one of the accounts described above for Mr. Frels, the advisory fee is based on a percentage of assets under management plus a bonus payment based on the performance of the account. The total assets under management in this account as of December 31, 2008 were $81,468,400. Advisory fees for all of the other accounts are based on a percentage of assets under management.

Ronald L. Kaliebe is co-manager of the Fund. Mr. Kaliebe is also primarily responsible for the day-to-day management of other accounts managed by Mairs and Power, Inc.

The number of other accounts managed by Mr. Kaliebe and the total assets managed in these other accounts are as follows:

•                                          Mr. Kaliebe is the portfolio manager for 155 individual investment advisory accounts. As of December 31, 2008, the total assets under management in these accounts were $295,118,706.

Mr. Frels serves as an officer and director of certain advisory clients of Mairs and Power, Inc. Such positions could potentially create conflicts of interest in certain situations involving security transactions.

22

Compensation

The Fund does not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the lead portfolio manager, or co-manager, or any other employee of Mairs and Power, Inc. The lead portfolio manager and co-manager of the Fund receive compensation from the investment adviser, Mairs and Power, Inc. Compensation consists of a fixed salary and bonuses based on the profitability of the firm. The lead portfolio manager and co-manager also participate in the profit sharing plan of the investment adviser. Contributions are made annually and are within the limitations of the Internal Revenue Service Rules and Regulations. Additionally, the co-manager is a participant in a Mairs and Power, Inc. Incentive Stock Option Plan.

Ownership of Securities

As of December 31, 2008, Mr. Frels beneficially owned between $100,000 - $500,000 of the shares in the Fund. As of December 31, 2008, Mr. Kaliebe beneficially owned between $100,000 - $500,000 of the shares in the Fund.

Mairs and Power’s profit sharing plan is almost entirely invested in shares of the Mairs and Powers Growth Fund and the Mairs and Power Balanced Fund. As of December 31, 2008 the profit sharing plan held $5,137,658 in the Funds.

Brokerage Allocation and Other Practices

Subject to policies established by the Board of Directors of the Fund, the investment adviser is responsible for the Fund’s portfolio decisions and the placing of orders to effect the Fund’s portfolio transactions. With respect to such transactions, the investment adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the investment adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The broker-dealers used by the Fund have no affiliation with the Fund, its investment adviser, or any of their officers or directors.

Investment decisions for the Fund are made independently from those for the Mairs and Power Growth Fund, Inc., also managed by Mairs and Power, Inc. When these funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund. In some cases this system may adversely affect the price paid or received by the Fund, or the size of the position obtainable for the Fund.

Decisions with respect to allocations of portfolio brokerage will be made by the investment adviser. Portfolio transactions are normally placed with broker-dealers which provide the Fund’s investment adviser with research and statistical assistance. Recognizing the value of these factors, the Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction, even though the research services furnished by brokers through whom the Fund effects securities transactions may benefit other clients of Mairs and Power, Inc.

For the year 2008, the Fund paid $4,320 in brokerage fees on purchase and sale of portfolio securities. All of this amount was paid to brokers or dealers who supplied research services to the investment adviser. Total brokerage fees for 2007 and 2006 amounted to $5,500 and $10,128, respectively.

Capital Stock

The Fund was incorporated in Minnesota in 1958, and offers for sale shares of a single class of common stock.  Each share is equal in all respects and confers equal rights upon the shareholders as to redemption, dividends, and liquidation.  When you invest in the Fund, you acquire shares that entitle you to receive dividends as determined by the Board of Directors and to cast a vote for each share and fraction thereof at shareholder meetings.  The shares of the Fund do not have any preemptive rights.  All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder.

Purchasing, Redeeming, and Pricing Fund Shares

The purchase, redemption, and pricing of the Fund’s shares are subject to the procedures described in “Pricing of Fund Shares,” “Purchasing Shares,” “Redeeming Shares, Exchanging Shares and Transferring Registration,” and “Frequent Purchases and Redemptions of Funds Shares” in the Fund’s Prospectus, which is incorporated herein by reference.

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Taxation

The Fund intends to comply, as it did in 2008, with the special provisions of Subchapter M of the Internal Revenue Code that relieves it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and less than 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

Principal Underwriter

The Fund is the sole distributor of its mutual fund shares.

Calculation of Performance Data

The Fund may publish its total return information from time to time. Quotations of the Fund’s average annual total rate of return, the Fund’s average annual total return (after taxes on distributions), and the Fund’s average annual total return (after taxes on distributions and redemptions), will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years. The after-tax performance is calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculation applies the ordinary income tax rate for ordinary income distributions, the short-term capital gain rate for short-term capital gain distributions, and the long-term capital gain rate for long-term capital gain distributions. Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and capital gains distributions are reinvested when paid.

Performance information reflects only the performance of a hypothetical investment in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future. Performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in its expenses and amount of assets.

Financial Statements

The Fund’s financial statements, including a listing of portfolio securities as of December 31, 2008, are included in the Fund’s Annual Report to Shareholders for the year ended December 31, 2008 and are incorporated herein by reference. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402, as set forth in their report appearing in the Annual Report and incorporated herein by reference. Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Fund at 800-304-7404, or by visiting the Fund’s website at www.mairsandpower.com.

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Appendix A

MAIRS AND POWER FUNDS

PROXY VOTING POLICIES AND PROCEDURES

A.                                   Mairs and Power has adopted and implemented these proxy voting guidelines with the overriding goal of ensuring that all proxies are voted in the best interest of the Fund and its Shareholders.

B.                                     The person at Mairs and Power responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted in a timely manner is Mr. Ronald Kaliebe, Vice President. Whenever Mr. Kaliebe identifies proposals which are controversial or non-routine in nature, such proposals will be reviewed on a case-by-case basis and he will enlist the guidance of the full Mairs and Power Investment Committee, which includes Mr. George A. Mairs, III, Mr. William B. Frels, Mr. Peter G. Robb, Mr. John K. Butler, Mr. Mark L. Henneman, Mr. Andrew R. Adams and Mr. Jon A. Theobald, in addition to Mr. Kaliebe.

C.                                     As a general rule, it is the policy of Mairs and Power to vote in favor of management on all proxy statement proposals considered to be non-controversial and routine in nature. In this regard, the following types of proposals are generally considered to be in this category:

1.                                       Election of directors and related compensation issues.

2.                                       Appointment of independent auditors.

3.                                       New employee incentive plans or amendments to existing incentive plans involving the issuance of new common shares representing less than 10% of the then number of common shares outstanding.

4.                                       Stock splits and/or dividends and requests to increase the number of authorized but unissued common shares outstanding.

5.                                       A variety of proposals involving such issues as charitable contributions, cumulative voting, employment, political activities, etc. all of which are deemed to be a prerogative of management.

D.                                    Proposals considered to be controversial and/or non-routine in nature will require special case by case consideration by the Mairs and Power Investment Committee in order to determine the voting decision which will be in the best interest of the Fund and its Shareholders. Examples of such proposals would include the following:

1.                                       Amendments to the articles of incorporation and corporate by-laws.

2.                                       Acquisition or merger related proposals.

3.                                       Any proposal related to a change in control be it friendly or unfriendly or any proposal designed to prevent or discourage unfriendly takeovers (i.e. poison pill proposals).

4.                                       New incentive plans or amendments to existing incentive plans that would have the potential to increase the number of the then outstanding common shares by 10% or more.

5.                                       All other controversial or non-routine proposals not specifically mentioned above.

E.                                      Conflicts of interest – It is the responsibility of Mr. Kaliebe, in consultation with the full Mairs and Power Investment Committee, to identify and determine the materiality of any potential conflicts between the interests of Mairs and Power and those of the Fund and its Shareholders. Due to the size and nature of Mairs and Power’s business, it is anticipated that material conflicts of interest will rarely occur. Whenever a material conflict of interest does exist, it will be addressed in one of the following ways:

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1.             The proxy will be voted according to the predetermined voting policy set forth hereinabove, provided that the proposal at issue is not one which the policy requires to be considered on a case-by-case basis, and provided further that exercising the predetermined policy may not result in a vote in favor of management of a Company where the conflict involved is the fact that Mairs and Power does business with the Company.

2.                                       In conflict situations which cannot be addressed using the predetermined voting policy, guidance will be sought from the Fund’s Board of Directors. The proxy will be voted as directed by the Fund’s Board of Directors following full disclosure of the conflict and a determination as to what vote will be in the best interest of the Fund and its Shareholders.

F.                                      Once voting has occurred, Mr. Kaliebe will forward a copy of the proxy vote email confirmation to the Mairs and Power Mutual Fund Services Department (MPMFS) to be recorded on the Proxy Voting Reconciliation Form.  A copy of the email voting confirmation is retained.

G.                                     Annually, MPMFS will run an audit report from Proxy Edge and agree the voted items  to the votes recorded on the Proxy Voting Reconciliation Form.  Management is notified if any differences are identified.  Annually, the Proxy Edge audit report will be downloaded from Proxy Edge and retained with the confirmation records.

H.                                    Mairs and Power will make its proxy voting record for the Mairs and Power Funds available to Fund shareholders on its website beginning with each twelve month period ending June 30.  The proxy voting information, which will mirror what is required to be filed with the SEC via Form N-PX, will be made available on the Mairs and Power website as soon as is reasonably practicable after filing Form N-PX with the SEC.

* Revised 1/10/2008

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PART C.            OTHER INFORMATION

Item 23.              Exhibits

(a)                                Amended and Restated Articles of Incorporation, dated April 8, 1991.  Incorporated by reference to
Post-Effective Amendment No. 45, filed on April 26, 2000.

(a)(1)                  Articles of Amendment to Amended and Restated Articles of Incorporation Article I, dated May 23, 1997.  Incorporated by reference to Post-Effective Amendment No. 45, filed on April 26, 2000.

(b)                               Amended and Restated By-laws.  Incorporated by reference to Post-Effective Amendment No. 45, filed on April 26, 2000.

(c)                                None.

(d)                               Amended and Restated Agreement for Investment Counsel Service, effective July 13, 2004.  Incorporated by reference to Post-Effective Amendment No. 50, filed on February 28, 2005.

(e)                                None.

(f)                                  None.

(g)                               Custodian Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996.  Incorporated by reference to Post-Effective Amendment No. 45, filed on April 26, 2000.

(g)(1)                 Amendment to Custodian Agreement entered into between the Fund and U.S. Bank N.A. (f/k/a Firstar Trust Company) on December 1, 2004.  Incorporated by reference to Post-Effective Amendment No. 50, filed on February 28, 2005.

(h)                               Transfer Agent Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services, LLC on October 3, 2008.  Filed herewith.

(h)(1)                 Fund Accounting Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services, LLC dated April 26, 2006.  Incorporated by reference to Post-Effective Amendment No. 53, filed on April 30, 2007.

(h)(2)                 Blue Sky Compliance Servicing Agreement entered into between the Fund and Firstar Trust Company on May 1, 1997.  Incorporated by reference to Post-Effective Amendment No. 47, filed on April 26, 2002.

(h)(3)                 Amendment to Blue Sky Compliance Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services LLC (f/k/a Firstar Trust Company) on July 1, 2004.  Incorporated by reference to Post-Effective Amendment No. 50, filed on February 28, 2005.

(h)(4)                 Blue Sky Registration Agreement entered into between the Fund and Quaser Distributors LLC on July 1, 2004.  Incorporated by reference to Post-Effective Amendment No. 50, filed on February 28, 2005.

(h)(5)                 Amendment to Blue Sky Registration Agreement entered into between the Fund and Quasar Distributors, LLC, on June 6, 2005. Incorporated by reference to Post-Effective Amendment No. 53, filed on April 30, 2007.

(h)(6)                 Amended and Restated Fund Administration Servicing Agreement entered into between the Fund and Mairs and Power, Inc. on June 30, 2008. Filed herewith.

(h)(7)                 Fund Sub-Administration Servicing Agreement entered into between Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. and U.S. Bancorp Fund Services, LLC, dated October 5, 2006.  Incorporated by reference to Post-Effective Amendment No. 53, filed on April 30, 2007.

(h)(8)                 Addendum to Fund Sub-Administration Servicing Agreement entered into between Mairs and Power Growth Fund Inc. and Mairs and Power Balanced Fund Inc. and U.S. Bancorp Fund Services, LLC, dated July 6, 2007.  Incorporated by reference to Post Effective Amendment No. 54, filed on April 29, 2008.

(h)(9)                 Amendment to the Fund Sub-Administration Servicing Agreement entered into between Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. and U.S. Bancorp Fund Services, LLC, dated June 13, 2008.  Filed herewith.

(i)                                   None.

(j)                                   Consent of Independent Registered Public Accounting Firm.  Filed herewith.

(k)                                None.

(l)                                   None.

(m)                             None.

(n)                               None.

(o)                               None.

(p)                               Mairs and Power Balanced Fund, Inc. Code of Ethics adopted under Rule 17j-1 and Rule 204A-1of the Investment Company Act of 1940, revised October 31, 2008.  Filed herewith.

(p)(1)                 Mairs and Power, Inc. Code of Ethics adopted under Rule 17j-1 and Rule 204A-1 of the Investment Company Act of 1940, revised October 31, 2008.  Filed herewith.

Item 24.              Persons Controlled By or Under Common Control with Registrant

None.

Item 25.              Indemnification

The Fund’s Amended and Restated Articles of Incorporation state that a director of the corporation shall have no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the full extent such immunity is permitted from time to time under the Minnesota Business Corporation Act, as now enacted or hereafter amended, except as prohibited by the Investment Company Act of 1940, as amended.

Section 302A.521 of the Minnesota Business Corporation Act provides that a Minnesota corporation shall indemnify any director, officer or employee of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding, provided that certain statutory standards are met.  “Proceeding” means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation.  Indemnification is required under Section 302A.521 only if the person (i) has not been indemnified by any other organization with respect to the same acts or omissions, (ii) acted in good faith, (iii) received no improper personal benefit, (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (v) reasonably believed that the conduct was in the best interest of the corporation.

The Fund and Mairs and Power, Inc. maintain officers’ and directors’ liability insurance in the amount of $5,000,000 with no deductible for officers and directors.  Mairs and Power Growth Fund and Mairs and Power Balanced Fund have a $75,000 deductible.  Mairs and Power, Inc. has a $150,000 deductible.

Item 26.              Business and Other Connections of Investment Adviser

Mairs and Power, Inc. serves as the Investment Adviser to the Fund.  Mairs and Power, Inc. also serves as investment adviser to individual and institutional separate accounts.  Principal occupations of the Directors of the Fund are included in the SAI under “Management of the Fund”.

Item 27.              Principal Underwriters

a)                                      None.

b)                                     Not Applicable.

c)                                      Not Applicable.

Item 28.                                        Location of Accounts and Records

Custodian:	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Transfer Agent (Overnight Deliveries):	U.S. Bancorp Fund Services, LLC 3rd Floor, 615 East Michigan Street Milwaukee, Wisconsin 53202

Transfer Agent (Mailing Address):	U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

Investment Adviser:	Mairs and Power, Inc. W1520 First National Bank Building 332 Minnesota Street Saint Paul, Minnesota 55101-1363

Item 29.                                        Management Services

None.

Item 30.                                        Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485(b) under the Securities Act of 1933 and had duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul, and State of Minnesota on the 30th day of April, 2009.

MAIRS AND POWER BALANCED FUND, INC.

/s/ William B. Frels
William B. Frels
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ William B. Frels	President and Director
William B. Frels	(principal Executive Officer)	April 30, 2009

/s/ Lisa J. Hartzell	Treasurer
Lisa J. Hartzell	(Principal Financial and Accounting Officer)	April 30, 2009

/s/ Norbert J. Conzemius	Director	April 30, 2009
Norbert J. Conzemius

/s/ Bert J. McKasy	Director	April 30, 2009
Bert J. McKasy

/s/ Charles M. Osborne	Director	April 30, 2009
Charles M. Osborne

/s/ Edward C. Stringer	Director	April 30, 2009
Edward C. Stringer

EXHIBIT INDEX

Item	Description

(h)	Transfer Agent Servicing Agreement.

(h)(6)	Amended and Restated Fund Administration Servicing Agreement.

(h)(9)	Amendment to the Fund Sub-Administration Servicing Agreement.

(j)	Consent of Independent Registered Public Accounting Firm.

(p)	Mairs and Power Balanced Fund, Inc. Code of Ethics.

(p)(1)	Mairs and Power, Inc. Code of Ethics.